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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                (AMENDMENT NO. 1)


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 20, 2005
                        (date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)


                         Commission File Number: 0-18602

                                -----------------

         MINNESOTA                                         41-1595629
(State or other jurisdiction                   (IRS Employer Identification No.)
     of incorporation)

                         3905 ANNAPOLIS LANE, SUITE 105
                          MINNEAPOLIS, MINNESOTA 55447
                    (Address of Principal Executive Offices)


                                 (763) 553-7736
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On January 20, 2005, ATS Medical, Inc. (the "Company") issued a press release to report preliminary revenue results for the fourth quarter and full year ended December 31, 2004. That press release, which was filed as an exhibit to the Company's Current Report on Form 8-K on January 21, 2005, contained a typographical error relating to the percentage of revenue growth in the Company's international markets. The fourth paragraph, third sentence of that release should have read "In the international markets, we also achieved strong revenue growth of 23%" rather than 16% as originally issued. The Company issued a corrected press release on January 21, 2005. This Form 8-K/A is being filed to reflect the corrected press release. The full text of the press release issued on January 21, 2005 is furnished as Exhibit 99.1 hereto and is incorporated by reference. The information in this current report, including the exhibit thereto, is not deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         99.1 Press Release, issued on January 21, 2005, of ATS Medical, Inc.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATS MEDICAL, INC.




                                              By: /s/ John R. Judd
                                                  ------------------------------
                                                  John R. Judd
                                                  Chief Financial Officer


Date:  January 24, 2005



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                                  EXHIBIT INDEX


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
Exhibit No.                           Description
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
   99.1           Press Release, issued on January 21, 2005, of ATS Medical, Inc.
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